UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street Suite 900 Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Jordan Zwick to Board of Directors

On June 10, 2026 (the “Effective Date”), the Board of Directors (the “Board”) of Palisade Bio, Inc. (the “Company”) expanded the size of the Board from five to six directors and appointed Jordan Zwick to the Board. Mr. Zwick will serve until the Company’s 2027 annual meeting of stockholders or until such time as his successor is duly elected and qualified or until his earlier death, resignation or removal. Further, the Board appointed Mr. Zwick to serve as a member of the Audit Committee of the Board. The Board has determined that Mr. Zwick is independent under the listing standards of the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission (the “SEC”). The Board also determined that Mr. Zwick satisfied all independence requirements to serve on the Audit Committee.

There are no arrangements or understandings between Mr. Zwick and any other person pursuant to which Mr. Zwick was elected as a director, and there are no transactions between Mr. Zwick and the Company that would require disclosure under Item 404(a) of Regulation S-K. In addition, the Company has entered into an indemnification agreement with Mr. Zwick in connection with his appointment to the Board, which is in substantially the same form as that entered into with the other directors of the Company.

As a non-employee director, Mr. Zwick will receive cash and equity compensation paid by the Company pursuant to its non-employee director compensation policy, as amended, as described in the Company’s definitive proxy statement filed with the SEC on April 29, 2026 (the “Proxy Statement”), the description of which is incorporated herein by reference, which includes an initial grant of restricted stock units with a grant value of $566,000. The restricted stock units will vest in three equal annual installments over a three-year period.

Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan and Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan

At the Annual Meeting (as defined below in Item 5.07), the Company’s stockholders approved both (i) the Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan (“A&R Incentive Plan”) and (ii) the Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan (“A&R ESPP”).

A description of each of the A&R Incentive Plan and the A&R ESPP was set forth in Proposal 4 and Proposal 5, respectively, of the Proxy Statement for the Annual Meeting and is qualified in its entirety by reference to the full text of the A&R Incentive Plan and the A&R ESPP, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As reported below under Item 5.07, at the Annual Meeting on June 10, 2026, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 300,000,000 shares to 450,000,000 shares.

On June 11, 2026, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock from 300,000,000 shares to 450,000,000 shares. The Amendment became effective upon filing.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

On June 10, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”). As of April 15, 2026, the record date for the Annual Meeting (“Record Date”), 167,424,202 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the stockholders at the Annual Meeting is set forth below.

A total of 129,904,054 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, which represented approximately 77.59% of the shares of the Company’s common stock outstanding as of the Record Date, and constituted a quorum.

Proposal 1.

Election of Directors.

The Company’s stockholders elected the four (4) persons listed below as directors, each to serve until the Company’s 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
J.D. Finley	106,600,509	2,266,840	21,036,704
Donald Williams	78,962,735	29,904,615	21,036,704
Emil Chuang	99,500,152	9,367,198	21,036,704
Robert F. Baltera, Jr.	108,502,141	365,209	21,036,704

Proposal 2.

Ratification of the Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
129,320,182	34,669	549,203	-

Proposal 3.

Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock.

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 450,000,000 (which will result in an increase in the total number of authorized shares of capital stock of the Company from 307,000,000 to 457,000,000). The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
128,093,623	871,548	938,883	-

Proposal 4.

Approval of the Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan.

The Company’s stockholders approved the Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan. The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
92,245,546	14,658,772	1,963,032	21,036,704

Proposal 5.

Approval of the Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan.

The Company’s stockholders approved the Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan. The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
108,167,158	162,907	537,285	21,036,704

Proposal 6.

Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
75,273,044	31,773,692	1,820,614	21,036,704

Accordingly, the Board will take these results under advisement.

Proposal 7.

Approval of equity award grants to our non-employee directors.

The Company’s stockholders approved equity grants to the Company’s non-employee directors. The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
82,713,960	24,332,309	1,821,081	21,036,704

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Palisade Bio, Inc.
10.1	Form of Indemnity Agreement (Incorporated by reference from Exhibit 10.03 to the Company’s Current Report on Form 8-K, filed with the SEC on December 18, 2018)
10.2	Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan
10.3	Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2026	Palisade Bio, Inc.

	By:	/s/ J.D. Finley
J.D. Finley
Chief Executive Officer